Inventory	12 Months Ended
Dec. 31, 2022
Inventory
Inventory

10.Inventory

	As at December 31
(in EUR 000)	2022	2021
Raw materials	498	—
Work in progress	100	83
Finished goods	284	263
Total Inventory	882	346

The increase in inventory is due to increasing activities. The Company increased the purchase of raw materials as from Q4 2022 in order to prepare for the commercialization and further scale-up of the Company in 2023. For the year ended December 31, 2022 and 2021 the Company did not recognize any expenses for inventory write-offs since the inventory level as per year-end is expected to be sold in the foreseeable future.